Class A Shares (VCAPX)

Class C Shares (VCCPX)

March 29, 2019

Supplement to the Prospectus Supplement and Prospectus each dated February 1, 2019

__________________________________________________________________________________________

To facilitate listing Fund shares on the New York Stock Exchange, the Fund's shareholders approved eliminating the Fund's fundamental policy of making quarterly repurchase offers. Effective March 29, 2019, the Fund no longer makes quarterly repurchase offers, or any other repurchase offers.

Also, effective March 29, 2019, the Fund will no longer offer shares for sale. However, the automatic dividend reinvestment plan will continue to operate for shareholders who have elected to participate in the automatic dividend reinvestment plan.

The Fund's Board of Trustees is continuing to seek to list the Fund's shares on the New York Stock Exchange ("NYSE"). Subject to listing approval by the NYSE, trading on the NYSE is expected to commence by May 1, 2019.

***********

This Supplement, the prior Prospectus Supplement, the Prospectus and the Statement of Additional Information, each dated February 1, 2019, provide relevant information for all shareholders and should be retained for future reference. The prior Prospectus Supplement, the Prospectus and the Statement of Additional Information, each dated February 1, 2019, have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-866-277-8243.